December 22, 2010 Supplement to the Prospectus dated August 1, 2010 for:

Man-Glenwood Lexington, LLC

Man-Glenwood Lexington TEI, LLC

(the “Funds”)

Liquidation of each of the Funds will commence on January 1, 2011.  The Board of Managers of each of the Funds has approved a mandatory repurchase as of January 31, 2011 of non-tendering investors.  Such repurchase of all the Units of each of the Funds will be in cash at a redemption price per Unit equal to the net asset value as of January 31, 2011.